STOCK PURCHASE AGREEMENT

relating to the business known as

                                   A-Znet.com!

                           Syracuse, New York, U.S.A.

among

                                THE SHAREHOLDERS

                                     OF AND

                          XTELEGENT WEB SOLUTIONS INC.

and

                                OTC AMERICA, INC.

                           600 17th St. Ste. 950 South

                           Denver, Colorado 80202-5402

                                     U.S.A.

                                    CONTENTS

Paragraph/
Exhibit No.       Heading                                      Page No.

1                 DEFINITIONS................................................1


2                 AGREEMENT..................................................3

         2.1      Documents Included.........................................3
         2.2      Incomplete and Changed Exhibits............................3
         2.3      Conflicting Terms..........................................3
         2.4      Complete Agreement.........................................4

3                 PURCHASE AND SALE..........................................4

         3.1      Sale of Acquired Shares....................................4
         3.2      Consideration (Purchase Price) for Acquired Shares.........4
         3.3      Transfer of Acquired and Registered Shares.................4

4                 OBLIGATIONS REGARDING REGISTERED SHARES....................4

         4.1      Buyer's Obligation to Register Registered Shares...........4
         4.2      Selling Shareholders' Obligation To Furnish Information....5

5                 SELLING SHAREHOLDERS' AND COMPANY'S REPRESENTATIONS
                  AND WARRANTIES.............................................5

         5.1      Organization and Good Standing.............................5
         5.2      Capital Stock..............................................6
         5.3      Subsidiaries...............................................6
         5.4      Authority..................................................6
         5.5      Minute Book................................................7
         5.6      Share Records..............................................7
         5.7      Financial Statements.......................................7
         5.8      ERISA......................................................8
         5.9      Insurance..................................................8
         5.10     Litigation.................................................8
         5.11     Taxes......................................................9
         5.12     Material Contracts and Arrangements........................9
         5.13     Property, Title and Condition.............................10
         5.14     Compliance with Laws and Governmental Consent.............10
         5.15     Broker or Finder's Fees...................................10
         5.16     Investment Representation.................................11
         5.17     Accuracy of Disclosure....................................11

6                 BUYER'S REPRESENTATIONS AND WARRANTIES....................11

         6.1      Organization and Good Standing............................11
         6.2      Capital Stock.............................................11
         6.3      Subsidiaries..............................................12
         6.4      Authority.................................................12
         6.5      Financial Statements......................................12
         6.6      ERISA.....................................................13
         6.7      Insurance.................................................14
         6.8      Litigation................................................14
         6.9      Taxes.....................................................14
         6.10     Material Contracts and Arrangements.......................14
         6.11     Property, Title and Condition.............................15
         6.12     Compliance with Laws and Governmental Consent.............15
         6.13     Broker or Finder's Fees...................................16
         6.14     Accuracy of Disclosure....................................16

7                 CONDUCT OF BUSINESS PENDING CLOSING.......................16

         7.1      Negative Covenants........................................16
         7.2      Affirmative Covenants.....................................17

8                 CONDITIONS PRECEDENT TO CLOSING...........................17

         8.1      Generally.................................................17
         8.2      Other Conditions Precedent to Selling Shareholders'
                  Obligation to Close.......................................17
         8.3      Other Conditions Precedent to Buyer's Obligation to
                  Close.....................................................18

9                 THE CLOSING...............................................19

         9.1      Time and Place............................................19
         9.2      Further Assurances........................................19
         9.3      Expenses..................................................19

10                TERMINATION...............................................19

         10.1     Reasons for Termination...................................19
         10.2     Consequences of Termination...............................20
         10.3     Survival..................................................20

11                INDEMNIFICATION...........................................20

         11.1     Company's and Selling Shareholders' Obligations...........20
         11.2     Buyer's Obligation........................................20
         11.3     Additional Provisions.....................................21

12                GENERAL PROVISIONS........................................21

         12.1     Assignment................................................21
         12.2     No Filing; Confidentiality; Publicity.....................22
         12.3     Notices...................................................23
         12.4     Applicable Law and Dispute Resolution.....................24
         12.5     Amendment or Modification.................................24
         12.6     Third Party Benefits......................................25
         12.7     Counterparts; Delivery; Language..........................25
         12.8     Other Matters of Construction.............................25

Exhibit A         Schedule of Shareholders, Acquired Shares and
                  Registered Shares........................................A:1


Exhibit B         Selling Shareholders' and Company's Additional
                  Disclosures..............................................B:1

         Schedule       5.2 Capital Stock..................................B:1
         Schedule       5.7 Financial Statements...........................B:3
         Schedule       5.10 Litigation....................................B:5
         Schedule       5.11 Taxes.........................................B:7
         Schedule       5.12 Material Contracts and Arrangements...........B:9

Exhibit C         Buyer's Additional Disclosures...........................C:1

         Schedule       6.2 Capital Stock..................................C:1
         Schedule       6.5 Financial Statements...........................C:3
         Schedule       6.8 Litigation.....................................C:5
         Schedule       6.9 Taxes..........................................C:7
         Schedule       6.10 Material Contracts and Arrangements...........C:9

                         THIS STOCK PURCHASE AGREEMENT,
       dated and effective as of 25 February 2000 (the "Effective Date");

AMONG:   COLORADO EMS FOUNDATION, a private foundation
         (Individually, a "Selling Shareholder");

AND:     ROBERT W. DIXON
         (Individually, a "Selling Shareholder");

AND:     David T. Dixon
         (Individually, a "Selling Shareholder");

AND: XTELEGENT WEB SOLUTIONS INC., f/k/a NGP HOLDINGS LTD., d/b/a A-ZNET.COM!, a Delaware corporation
         (the "Company");

AND:     OTC AMERICA, INC., a Colorado corporation
         (the "Buyer");

WHEREAS:

A. The Selling Shareholders are the owners of one hundred percent (100.0%) of the outstanding capital stock of the Company.

B.   The Company,  doing  business  under the trade name  A-Znet.com!,  owns and
     operates  an  Internet   service  provider  ("ISP")  business  (the  "  ISP
     Business") located in Syracuse, New York, U.S.A.

C. The Selling Shareholders desires to sell all of the outstanding capital stock of the Company to the Buyer, and the Buyer desires to purchase the same, both on the terms and conditions of this Agreement, and both so that the Buyer may continue the operations of the Company and the ISP Business as a going concern.

NOW, THEREFORE, in consideration of the premises and their mutual promises, the parties agree as follows:

                                 1 DEFINITIONS

As used in this Agreement, the following terms shall have the meanings specified:

1.1 "Affiliate" shall mean any person, entity or enterprise which directly or indirectly controls, --------- is controlled by, or is under common control with a party at the time or times relevant to this Agreement. For purposes of this definition, "control" means possession, directly or indirectly of the power to direct or cause the direction of management, operations or policies through ownership of voting securities, voting trust, contract or otherwise.

1.2 "Agreement" shall mean this Stock Purchase Agreement as more particularly defined in paragraph 2.1, together with all written amendments to it.

1.3  "Acquired  Shares"  shall have the  meaning  specified  in  paragraph  3.1.


1.4  "Buyer" shall have the meaning specified in the preamble to this Agreement.


1.5  "Close"  or  "Closed"  shall  mean  to  consummate  all  the   transactions
     contemplated by this Agreement.

1.6 "Closing" shall mean the process pursuant to which the transactions contemplated by this Agreement are Closed.

1.7 "Closing Date" shall mean the date when Closing occurs or is to occur as more particularly defined in paragraph 9.1.

1.8 "Commission" shall mean the United States of America Securities and Exchange Commission and any successor to said Commission.

1.9 "Company" shall have the meaning specified in the preamble to this Agreement.

1.10 "Effective Date" shall mean the date specified in the preamble to this Agreement.

1.11 "Employee  Plans"  shall  mean all  employee  benefit  plans as  defined in
     Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, all other material fringe or employee benefit plans, programs, agreements or arrangements and all material compensation plans, programs, agreements or arrangements, written or otherwise, for the benefit of or relating to any employee or former employee of the Company or the Buyer.

1.12 "ISP Business" shall have the meaning specified in the recitals to this Agreement.

1.13 "NASD" shall mean the National Association of Securities Dealers within the United States of America and any successor to said Association.

1.14 "Registration Statement" shall have the meaning specified in paragraph 4.1.

1.15 "Securities Act" shall mean the Securities Act of 1933 or any successor law, and the regulations and rules issued pursuant to the said Act or any successor law.

1.16 "Selling Shareholder" shall have the meaning specified in the preamble to this Agreement. Two or more Selling Shareholders may be collectively referred to as the "Selling Shareholders."

1.17 "Tax" means any federal, state, local or foreign net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, assessments or charges of any kind whatsoever, together with any fines, interest, penalties, additions to tax or additional amounts imposed or assessed with respect to the foregoing.

1.18 "Undisclosed Buyer Liability" shall have the meaning specified in paragraph 6.5.3.

1.19 "Undisclosed Company Liability" shall have the meaning specified in paragraph 5.7.3.

                                  2 AGREEMENT

2.1      Documents Included

This Agreement consists of these twenty-seven (27) total pages of contractual terms and conditions, and the following exhibits and schedules, which, subject to paragraph 2.2, are incorporated by reference:

    Exhibit A    Schedule of Shareholders, Acquired Shares and Registered Shares
    Exhibit B    Selling Shareholders' and Company's Additional Disclosures

                           Schedule 5.2     Capital Stock
                           Schedule 5.7     Financial Statements
                           Schedule 5.10    Litigation
                           Schedule 5.11    Taxes
                           Schedule 5.12    Material Contracts and Arrangements

    Exhibit C     Buyer's Additional Disclosures
                           Schedule 6.2     Capital Stock
                           Schedule 6.5     Financial Statements
                           Schedule 6.8     Litigation
                           Schedule 6.9     Taxes
                           Schedule 6.10    Material Contracts and Arrangements

2.2      Incomplete and Changed Exhibits

If any exhibit or schedule is not complete or in final form on the Effective Date, such exhibit or schedule shall become a part of this Agreement at the time it is executed by the applicable party(ies). The absence, incomplete status or un-agreed upon nature of any such exhibit or schedule shall not affect the otherwise binding nature of this Agreement.

2.3      Conflicting Terms

In the event of any conflict between these contractual terms and conditions, and the terms of any exhibit or schedule, these contractual terms and conditions shall control. In the event of any conflict between the terms of any exhibit or schedule, the terms of the exhibit or schedule of the latest date shall control.

2.4      Complete Agreement

This Agreement expresses the full and complete understanding of the parties with respect to its subject matter as of the Effective Date, and, except as otherwise provided by this Agreement, supersedes any and all understandings, agreements and representations with respect to its subject matter made or dated prior to the Effective Date, including, without limitation, a certain "Letter of Intent" among the Selling Shareholders and the Buyer dated and effective 01 February 2000.

                              3 PURCHASE AND SALE

3.1      Sale of Acquired Shares

On the terms and subject to the conditions of this Agreement, upon Closing, the Selling Shareholders shall sell, transfer and deliver to the Buyer, and the Buyer shall purchase, free and clear of all liens and encumbrances, all of the outstanding capital stock of the Company (collectively, the "Acquired Shares"), as listed in Exhibit A.

3.2      Consideration (Purchase Price) for Acquired Shares

On the terms and subject to the conditions of this Agreement, and in consideration of the sale of the Acquired Shares, upon Closing, the Buyer shall issue and deliver to each Selling Shareholder, free and clear of all liens and encumbrances, the number of shares of the authorized (but previously un-issued) capital stock of the Buyer (collectively, the "Registered Shares"), as listed in Exhibit A, in the form of restricted stock of the Securities Act, which shares the Buyer has agreed to register with Commission in accordance with and subject to the terms and conditions of paragraph 4.1. For all purposes under or pursuant to this Agreement, or as may relate to any Tax or any other legal, financial or accounting requirement or matter, the value of the Registered Shares shall be determined by reference to the "Bid Price" of the publicly traded Common Stock of the Buyer at the close of trading of the NASDAQ market on 17 February 2000.

3.3      Transfer of Acquired and Registered Shares

The transfer and delivery of the Acquired Shares by the Selling Shareholders to the Buyer, and the transfer and delivery of the Registered Shares by the Buyer to the Selling Shareholders, shall be effected by the exchange, at Closing, of certificates representing the Acquired Shares and the Registered Shares, duly endorsed or accompanied by duly executed stock powers, with all signatures guaranteed in a manner reasonably satisfactory to legal counsel for the Buyer and the Selling Shareholders.

                   4 OBLIGATIONS REGARDING REGISTERED SHARES

4.1      Buyer's Obligation to Register Registered Shares

The Buyer shall file with the Commission, no later than ninety (90) days following the Closing Date, a registration statement under the Securities Act (the "Registration Statement") registering the Registered Shares for resale. The Buyer shall use its reasonable best efforts to cause the Registration Statement to be declared effective as soon as possible after it is filed. The Buyer shall provide the Selling Shareholders written notice when the Registered Shares may be sold pursuant to the Registration Statement within ten (10) business days following the effective date of the Registration Statement. The Buyer shall maintain the effectiveness of the Registration for a minimum of one (1) year following the effective date of the Registration Statement. The Selling Shareholders acknowledge and agree that the Buyer's obligation to register the Registered Shares for resale pursuant to this paragraph is a "one-time only" obligation, and thereafter their right to resell the Registered Shares will be subject to Rule 144 promulgated pursuant to the Securities Act.

4.2      Selling Shareholders' Obligation To Furnish Information

The Buyer may require each Selling Shareholder to individually furnish to the Buyer such information about each of them as may be necessary or appropriate for the Buyer to comply with the Securities Act, including, without limitation, to promptly and accurately prepare and file the Registration Statement in accordance with the Securities Act. Any request for any such information will be made in writing upon reasonable notice. If any Selling Shareholder does not furnish any such information requested by the Buyer, or otherwise fails to cooperate with the Buyer to the extent necessary to enable the Buyer to comply with its obligations under the Securities Act, the Buyer shall not be obligated to register that Selling Shareholder's Registered Shares, but shall continue to be obligated to register the remainder of the Registered Shares. All costs and expenses of the Buyer's performance of its obligations under this paragraph 4 and compliance with the Securities Act in connection with those obligations, including, without limitation, all Commission, securities exchange or NASD registration and filing fees, printing costs, and costs, fees or expenses of complying with the securities or blue sky laws of any state or territory of the United States of America, shall be borne exclusively by the Buyer. All costs and expenses relating to the sale of the Registered Shares by any Selling
Shareholder, including, without limitation, sales or brokerage commissions, shall be borne exclusively by each such Selling Shareholder.

      5 SELLING SHAREHOLDERS' AND COMPANY'S REPRESENTATIONS AND WARRANTIES

As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated by it, the Selling Shareholders and the Company, jointly and severally, represent, warrant and covenant that:

5.1      Organization and Good Standing

The Company is a corporation: (.1) duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses; (.2) duly qualified as a foreign corporation to do business in all jurisdictions where the nature of its businesses requires such qualification; and (.3) duly licensed and authorized as required by any governmental authority to carry on its businesses. The Company shall have duly filed any and all certificates and reports required to be filed as of Closing by the laws of the State of Delaware and any other state where it is qualified to do business.

5.2      Capital Stock

The authorized capital stock of the Company consists solely of 25,000 shares of Class A Common Stock, having a par value of US$0.001 per share, of which 25,000 shares are issued and outstanding; all of the shares issued and outstanding are owned by the Selling Shareholders; all the issued and outstanding shares are validly issued, fully paid and non-assessable; and there are no outstanding subscriptions, options, warrants, calls, conversion rights, commitments, or other rights or agreements obligating the Selling Shareholders or the Company to sell or issue any additional shares of its capital stock except as listed in
Schedule 5.2.

5.3      Subsidiaries

The Company has no equity interest or investment, direct or indirect, nor is it subject to any obligation or requirement to make any equity investment (in the form of a capital contribution or otherwise) in or to any entity.

5.4      Authority

5.4.1 This Agreement, the consummation of the transactions contemplated by it, and the performance, observance and fulfillment of all the terms and conditions on its part to be performed, observed and fulfilled, have been duly authorized in accordance with applicable law by the Company and each and every Selling Shareholder.

5.4.2 This Agreement has been duly executed and delivered by a duly constituted and authorized officer or representative of the Company and each and every Selling Shareholder which is any entity rather than an individual, and it has been personally executed and delivered by each and every Selling Shareholder who is an individual rather than an entity, and is a legal, valid and binding obligation enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

5.4.3 The Company and each and every Selling Shareholder, have the right, power, legal capacity and authority to make, enter into and perform their obligations under this Agreement, and no consent of any third party is necessary with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it will conflict with or result in any violation of or constitute a default under any provision of the Company's Certificate of Incorporation or By-Laws, or any agreements, arrangements, commitments, contracts, engagements, licenses, leases, rental agreements, tenancies, or other obligations of the Company or any Selling Shareholder, written or otherwise, express or implied, or any judgment, decree, order, permit or authority of any governmental authority.

5.5      Minute Book

As of Closing, the Company's minute book will be in good order, and otherwise complete, accurate and up-to-date in all material respects, and include, without limiting the foregoing, true copies of the Company's Certificate of Incorporation and By-Laws as amended, and minutes of all meetings and actions taken by the directors and shareholders of the Company prior to Closing.

5.6      Share Records

As of Closing, the stock transfer book and stock ledger of the Company will be in good order, and otherwise complete, accurate and up-to-date in all material respects, and include, without limiting the foregoing, a record of all stock and securities issued, transferred or surrendered by the Company. At and as of Closing, the Company shall be deemed to represent and warrant that no stock or securities transfer has been made without surrender of the proper certificate to the Company, duly endorsed, and that the Company has canceled and retained any such certificate in its stock records.

5.7      Financial Statements

5.7.1 The Company has furnished or made available to the Buyer, the following financial statements: complete financial statements (i.e., balance sheet, income statement and statement of changes together with applicable notes) from date of the Company's inception through 31 December 1999 as audited by Donald W. Prosser, C.P.A. (collectively, the "Financial Statements").

5.7.2 All the Financial Statements: (.1) are in accordance with the books of account and related records of the Company; (.2) are true and correct in all material respects; (.3) completely and accurately reflect all income, costs and expenses necessary for or relating to the conduct of the Company's businesses for the periods to which they apply; and (.4) have been prepared in accordance with generally accepted accounting principles consistently applied.

5.7.3 The balance sheets together with applicable notes present fairly the financial position of the Company as of the periods to which they apply, and, except as otherwise provided or disclosed by this Agreement or in Schedule 5.7 or any other exhibit or schedule to this Agreement, as of the Effective Date there is no liability, whether absolute or contingent, and whether due or to become due, that should, in accordance with generally accepted accounting principles, have been reflected or reserved against in any such balance sheet and that was not so reflected, reserved against or otherwise disclosed ("Undisclosed Company Liability"). The statements of income, retained earnings and changes together with applicable notes present fairly the results of operations and changes in financial position of the Company for the periods to which they apply. The Company maintains proper books of account and related records for its businesses, and such books of account and related records are up-to-date and in the possession of Company.

5.7.4 Except as otherwise provided or disclosed by this Agreement or in Schedule
5.7 or any other exhibit or schedule to this Agreement, the accounts receivable of the Company as set forth in the Financial Statements, and all accounts receivable acquired by the Company or arising between 31 December 1999 and the Effective Date, are collectible in full in the ordinary course of business in the aggregate reported amounts less any reserves for returns and bad debts reflected in the Financial Statements.

5.7.5 Except as otherwise provided or disclosed by this Agreement or in Schedule
5.7 or any other exhibit or schedule to this Agreement, between 31 December 1999 and the Effective Date, there has not been (.1) any material adverse change in the businesses, operations, assets, condition (financial or otherwise), or results of operations of the Company; (.2) any liability or obligation of any nature whatsoever (contingent or otherwise) incurred by the Company other than those incurred in the ordinary course of business consistent with prior practice; (.3) any damage, destruction or loss affecting the assets of the Company; (.4) any dividend or other payment or distribution with respect to, or any split, combination, reclassification or repurchase of shares of the capital stock of the Company; (.5) other than annual or periodic raises or bonuses consistent with past practice, any increase in the compensation, direct or indirect, including employee benefit arrangements, paid or payable to any shareholder, officer or director of the Company, or any general increase in the compensation, direct or indirect, including employee benefit arrangements, paid or payable to any employees or agents of the Company; (.6) any issuance, sale or grant of any option or other agreement to purchase any shares of the capital stock of the Company; (.7) any mortgage, pledge or lien, or any other charge or encumbrance upon any of the assets of the Company; (.8) any loan made to any shareholders, officers, directors or employees of the Company that has not been repaid as of the Effective Date; (.9) any issuance of any guarantees by the Company of obligations of any third parties.

5.8      ERISA

The Company does not sponsor or maintain, nor has it ever sponsored or maintained, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 as originally enacted or as subsequently amended. From and after the Effective Date, the Company covenants and agrees not to sponsor or undertake the sponsorship of any such "employee benefit plan."

5.9      Insurance

The Company maintains insurance covering its operations and assets of a type and in the amounts ordinarily maintained by businesses of a similar nature. All insurance contracts or policies affording such coverage are in effect in accordance with their terms, and the Company is not in default in its obligations thereunder, including, without limitation, the payment of any premiums due, and there are no notices of any pending or threatened terminations or "refusals to renew upon expiration" with respect to any such insurance contracts or policies.

5.10     Litigation

Except as otherwise provided or disclosed by this Agreement or in Schedule 5.10 or any other exhibit or schedule to this Agreement, there are no material suits, actions, claims, or, to the best of the knowledge of the Company and the Selling Shareholders, investigations, inquiries or proceedings pending or threatened against any of them that might reasonably be expected to result in any materially adverse change in the businesses, prospects or condition (financial or otherwise) of the Company or any of them. With respect to any such items identified in Schedule 5.10 or any other exhibit or schedule to this Agreement, the Company and any affected Selling Shareholder has furnished or made available to the Buyer copies of all citations, complaints, pleadings or allegations, and copies of all opinions of legal counsel evaluating or discussing the probability of recovery or amount of any alleged claim or liability relating to any such suit, action, claim, investigation, inquiry or proceeding.

5.11     Taxes

Except as otherwise provided or disclosed by this Agreement or in Schedule 5.11 or any other exhibit or schedule to this Agreement, all tax returns and reports of the Company and each every Selling Shareholder required to be filed have been filed, and all Taxes shown to be due and payable on such returns and reports or any assessments made against any of them have been paid (other than those being contested in good faith by appropriate proceedings). No tax liens have been filed against the Company or any Selling Shareholder. To the best of the knowledge of the Company, there is no pending audit of any tax return or report with respect to the operation of its businesses.

5.12     Material Contracts and Arrangements

Except as otherwise provided or disclosed by this Agreement, or in Schedule 5.12 or any other exhibit or schedule to this Agreement, all material agreements, arrangements, commitments, contracts, engagements, licenses, leases, rental agreements, tenancies, and other obligations, written or otherwise, express or implied, in which the Company has an interest or other legally enforceable right or benefit, including, without limitation, contracts and arrangements of the nature identified in paragraphs 5.12.1.1 through 5.12.1.7, are valid, subsisting, in full force and effect, and enforceable in accordance with their terms, and neither the Company nor any other party to any such material contract or arrangement is in default thereunder. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it will accelerate the maturity of any indebtedness of the Company, nor be an event that by itself, or lapse of time, giving of notice or otherwise would constitute a breach of or default under, or cause the expiration or termination of any material contract or arrangement.

5.12.1.1 Notes or other debt instruments, indentures, mortgages, pledges, security agreements, and any other agreements or instruments relating to the borrowing of money or the extension of credit, or pursuant to which any of the assets of the Company are pledged as security.

5.12.1.2 Employment, consulting agreements, and other agreements or arrangements (.1) with any officer, director or shareholder of the Company, or with any member of the immediate families of any of them, (.2) providing for insurance for any officer, director or shareholder of the Company, or for any member of the immediate families of any of them, (.3) with any other employee that is not terminable at will without penalty or liability on the part of the Company, (.4) with any labor union, (.5) providing for bonuses, pensions, deferred compensation, retirement payments, profit sharing, incentive pay, severance pay, hospitalization, medical expenses, death benefits, disability benefits or other employee benefits.

5.12.1.3  Franchise  and  license  agreements,   and  any  other  agreements  or
instruments regarding or relating to the intellectual property and goodwill of the Company.

5.12.1.4 Leases and rental agreements regarding or relating to the assets of the Company.

5.12.1.5 So called "Notes Receivable."

5.12.1.6  So  called  "Service   Agreements,"  and  any  similar  agreements  or
arrangements, relating to the repair or maintenance of the assets of the Company.

5.12.1.7 Shareholder, voting trust or any similar agreements or arrangements between the Company and any of its shareholders or between or among any shareholders with respect to any shares of capital stock of the Company.

5.13     Property, Title and Condition

Except as otherwise provided or disclosed by this Agreement or in any exhibit or schedule to this Agreement, the Company has good and marketable title to and, if applicable, possession, of all of its tangible and intangible real and personal property and interests therein whether owned, leased, rented used or otherwise possessed by it, free and clear of all charges, liens, encumbrances or interests of others of any kind, and all of its tangible personal property is in good operating condition and repair.

5.14     Compliance with Laws and Governmental Consent

Except as otherwise provided or disclosed by this Agreement or in any exhibit or schedule to this Agreement, the Company is in compliance with all laws, rules or regulations, or judgments, decrees, orders or permits applicable to its businesses, and no consent, approval, authorization, permit, designation, declaration or filing by or with any governmental authority on the part of the Company is required in connection with the execution of this Agreement or the consummation of the transactions contemplated by it.

5.15     Broker or Finder's Fees

Neither the Company nor any Selling Shareholder has engaged or dealt with any broker, finder or other person who could be entitled to any brokerage fee or commission with respect to the execution of this Agreement or the consummation of the transactions contemplated by it, and all negotiations relating to the same have been carried out in such a manner as to avoid giving rise to any valid claim for a finder's fee, advisory fee, brokerage commission, or similar fee or compensation.

5.16     Investment Representation

The Registered Shares are being acquired by the Selling Shareholders or are intended to be acquired by the Selling Shareholders for their own account, for investment purposes only, and not with a view to the distribution, resale, subdivision or fractionalization thereof. Each and every Selling Shareholder acknowledges that the Registered Shares will be issued as "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and that each and every Selling Shareholder's right to resell the Registered Shares is subject to Rule 144.

5.17     Accuracy of Disclosure

Neither the Company nor any Selling Shareholder has knowingly made any untrue statement of a material fact in connection with the execution of this Agreement or the consummation of the transactions contemplated by it, including, without limitation, the sale/exchange of the Acquired Shares, or knowingly failed to state a material fact necessary in order to make any statement made, in light of the circumstances under which it was made, not misleading.

All of the representations and warranties contained in this paragraph 5 are made as of the Effective Date, are continuing, and will be deemed to have been reiterated at and as of the date(s) when each exhibit or schedule is executed and at and as of Closing.

                    6 BUYER'S REPRESENTATIONS AND WARRANTIES

As an inducement to the Company and the Selling Shareholders to enter into this Agreement and to consummate the transactions contemplated by it, the Buyer represents, warrants and covenants that:

6.1      Organization and Good Standing

The Buyer is a corporation: (.1) duly organized, validly existing and in good standing under the laws of the State of Colorado, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business; (.2) duly qualified as a foreign corporation to do business in all jurisdictions where the nature of its business requires such qualification; and (.3) duly licensed and authorized as required by any governmental authority to carry on its businesses. The Buyer shall have duly filed any and all certificates and reports required to be filed as of Closing by the laws of the State of Colorado and any other state where it is qualified to do business.

6.2      Capital Stock

6.2.1 The authorized capital stock of the Buyer consists of the following: (.1) 150,000,000 shares of Common Stock, having a par value of US$0.0001 per share, of which 2,400,024 shares are issued and outstanding; (.2) 17,500,000 shares of Preferred Stock, having no par value, of which -0- shares are issued and outstanding; and (.3) 2,500,000 shares of Series A Preferred Stock, having a par value of US$1.00 per share, of which 2,500,000 shares are issued and outstanding.

6.2.2 All outstanding shares of the Buyer identified in paragraph 6.2.1 are validly issued, fully paid and non-assessable; and there are no outstanding subscriptions, options, warrants, calls, conversion rights, commitments, or other rights or agreements obligating the Buyer to sell or issue any additional shares of its capital stock except as listed in Schedule 6.2.

6.3      Subsidiaries

The Buyer has no equity interest or investment, direct or indirect, nor is it subject to any obligation or requirement to make any equity investment (in the form of a capital contribution or otherwise) in or to any entity.

6.4      Authority

6.4.1 This Agreement, the consummation of the transactions contemplated by it, and the performance, observance and fulfillment of all the terms and conditions on its part to be performed, observed and fulfilled, have been duly authorized in accordance with applicable law by the Buyer.

6.4.2 This Agreement has been duly executed and delivered by a duly constituted and authorized officer of the Buyer, and is a legal, valid and binding obligation enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

6.4.3 The Buyer has the right, power, legal capacity and authority to make, enter into and perform its obligations under this Agreement, and no consent of any third party is necessary with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it will conflict with or result in any violation of or constitute a default under any provision of the Buyer's Articles of Incorporation or By-Laws, or any agreements, arrangements, commitments, contracts, engagements, licenses, leases, rental agreements, tenancies, and other obligations of the Buyer, written or otherwise, express or implied, or any judgment, decree, order, permit or authority of any governmental authority.

6.5      Financial Statements

6.5.1 The Buyer has furnished or made available to the Selling Shareholders, the following financial statements: complete financial statements (i.e., balance sheet, income statement and statement of changes together with applicable notes) for the fiscal year ending 30 June 1999 as audited by Cordavano & Harvey, C.P.A.'s; and complete financial statements (i.e., balance sheet, income statement and statement of changes together with applicable notes) for the quarterly reporting period(s) ending 30 September 1999 as reviewed by Cordavano & Harvey, C.P.A.'s; all of which are collectively referred to as the "Financial Statements."

6.5.2 All the Financial Statements: (.1) are in accordance with the books of account and related records of the Buyer; (.2) are true and correct in all material respects; (.3) completely and accurately reflect all income, costs and expenses necessary for or relating to the conduct of the business of the Company for the periods to which they apply; and (.4) have been prepared in accordance with generally accepted accounting principles consistently applied.

6.5.3 The balance sheets together with applicable notes present fairly the financial position of the Buyer as of the periods to which they apply, and, except as otherwise provided or disclosed by this Agreement or in Schedule 6.5 or any other exhibit or schedule to this Agreement, as of the Effective Date there is no liability, whether absolute or contingent, and whether due or to become due, that should, in accordance with generally accepted accounting principles, have been reflected or reserved against in any such balance sheet and that was not so reflected, reserved against or otherwise disclosed ("Undisclosed Buyer Liability"). The statements of income, retained earnings and changes in financial position together with applicable notes present fairly the results of operations and changes in financial position of the Buyer for the periods to which they apply. The Buyer maintains proper books of account and related records for its business, and such books of account and related records are up-to-date and in the possession of Buyer.

6.5.4 Except as otherwise provided or disclosed by this Agreement or in Schedule
6.5 or any other exhibit or schedule to this Agreement, between 30 September 1999 and the Effective Date, there has not been (.1) any material adverse change in the businesses, operations, assets, condition (financial or otherwise), or results of operations of the Buyer; (.2) any liability or obligation of any nature whatsoever (contingent or otherwise) incurred by the Buyer other than those incurred in the ordinary course of business consistent with prior practice; (.3) any damage, destruction or loss affecting the assets of the Buyer; (.4) any dividend or other payment or distribution with respect to, or any split, combination, reclassification or repurchase of shares of the capital stock of the Buyer; (.5) other than annual or periodic raises or bonuses consistent with past practice, any increase in the compensation, direct or indirect, including employee benefit arrangements, paid or payable to any shareholder, officer or director of the Buyer, or any general increase in the compensation, direct or indirect, including employee benefit arrangements, paid or payable to any employees or agents of the Buyer; (.6) any issuance, sale or grant of any option or other agreement to purchase any shares of the capital stock of the Buyer; (.7) any mortgage, pledge or lien, or any other charge or encumbrance upon any of the assets of the Buyer; (.8) any loan made to any shareholders, officers, directors or employees of the Buyer that has not been repaid as of the Effective Date; (.9) any issuance of any guarantees by the Buyer of obligations of any third parties.

6.6      ERISA

The Buyer does not sponsor or maintain, nor has it ever sponsored or maintained, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 as originally enacted or as subsequently amended.

6.7      Insurance

The Buyer maintains insurance covering its operations and assets of a type and in the amounts ordinarily maintained by businesses of a similar nature. All insurance contracts or policies affording such coverage are in effect in accordance with their terms, and the Buyer is not in default in its obligations thereunder, including, without limitation, the payment of any premiums due, and there are no notices of any pending or threatened terminations or "refusals to renew upon expiration" with respect to any such insurance contracts or policies.

6.8      Litigation

Except as otherwise provided or disclosed by this Agreement or in Schedule 6.8 or any other exhibit or schedule to this Agreement, there are no material suits, actions, claims, or, to the best of the knowledge of the Buyer, investigations, inquiries or proceedings pending or threatened against it that might reasonably be expected to result in any materially adverse change in the businesses, prospects or condition (financial or otherwise) of the Buyer. With respect to any items identified in Schedule 6.8 or any other exhibit or schedule to this Agreement, the Buyer has furnished or made available to the Selling Shareholders copies of all citations, complaints, pleadings or allegations, and copies of all opinions of legal counsel evaluating or discussing the probability of recovery or amount of any alleged claim or liability relating to any such suit, action, claim, investigation, inquiry or proceeding.

6.9      Taxes

Except as otherwise provided or disclosed by this Agreement or in Schedule 6.9 or any other exhibit or schedule to this Agreement, all tax returns and reports of the Buyer required to be filed have been filed, and all Taxes shown to be due and payable on such returns and reports or any assessments made against it have been paid (other than those being contested in good faith by appropriate proceedings). No tax liens have been filed against the Buyer. To the best of the knowledge of the Buyer, there is no pending audit of any tax return or report with respect to the operation of its business.

6.10     Material Contracts and Arrangements

Except as otherwise provided or disclosed by this Agreement, or in Schedule 6.10 or any other exhibit or schedule to this Agreement, all material agreements, arrangements, commitments, contracts, engagements, licenses, leases, rental agreements, tenancies, and other obligations, written or otherwise, express or implied, of the nature identified in paragraphs 6.10.1.1 through 6.10.1.7, in which the Buyer has an interest or other legally enforceable right are valid, subsisting, in full force and effect, and enforceable in accordance with their terms, and neither the Buyer nor any other party to any such material contract or arrangement, is in default thereunder. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it will accelerate the maturity of any indebtedness of the Buyer, nor be an event that by itself, or lapse of time, giving of notice or otherwise would constitute a breach of or default under, or cause the expiration or termination of any material contract or arrangement.

6.10.1.1 Notes or other debt instruments, indentures, mortgages, pledges, security agreements, and any other agreements or instruments relating to the borrowing of money or the extension of credit, or pursuant to which any of the assets of the Buyer are pledged as security.

6.10.1.2 Employment, consulting agreements, and other agreements or arrangements (.1) with any officer, director or shareholder of the Buyer, or with any member of the immediate families of any of them, (.2) providing for insurance for any officer, director or shareholder of the Buyer, or for any member of the immediate families of any of them, (.3) with any other employee that is not terminable at will without penalty or liability on the part of the Buyer, (.4) with any labor union, (.5) providing for bonuses, pensions, deferred compensation, retirement payments, profit sharing, incentive pay, severance pay, hospitalization, medical expenses, death benefits, disability benefits or other employee benefits.

6.10.1.3  Franchise  and  license  agreements,   and  any  other  agreements  or
instruments regarding or relating to the intellectual property and goodwill of the Buyer.

6.10.1.4 Leases and rental agreements regarding or relating to the assets of the Buyer.

6.10.1.5 So called "Notes Receivable."

6.10.1.6  So  called  "Service   Agreements,"  and  any  similar  agreements  or
arrangements, relating to the repair or maintenance of the assets of the Buyer.

6.10.1.7 Shareholder, voting trust or any similar agreements or arrangements between the Buyer and any of its shareholders or between or among any shareholders with respect to their shares in the Buyer.

6.11     Property, Title and Condition

Except as otherwise provided or disclosed by this Agreement or in any exhibit or schedule to this Agreement, the Buyer has good and marketable title to and, if applicable, possession, of all of its tangible and intangible real and personal property and interests therein whether owned, leased, rented used or otherwise possessed by it, free and clear of all charges, liens, encumbrances or interests of others of any kind, and all of its tangible personal property is in good operating condition and repair.

6.12     Compliance with Laws and Governmental Consent

Except as otherwise provided or disclosed by this Agreement or in any exhibit or schedule to this Agreement, the Buyer is in compliance with all laws, rules or regulations, or judgments, decrees, orders or permits applicable to its business, and no consent, approval, authorization, permit, designation, declaration or filing by or with any governmental authority on the part of the Buyer is required in connection with the execution of this Agreement or the consummation of the transactions contemplated by it.

6.13     Broker or Finder's Fees

The Buyer has not engaged or dealt with any broker, finder or other person who could be entitled to any brokerage fee or commission with respect to the execution of this Agreement or the consummation of the transactions contemplated by it, and all negotiations relating to the same have been carried out in such a manner as to avoid giving rise to any valid claim for a finder's fee, advisory fee, brokerage commission, or similar fee or compensation.

6.14     Accuracy of Disclosure

The Buyer has not knowingly made any untrue statement of a material fact in connection with the execution of this Agreement or the consummation of the transactions contemplated by it, including, without limitation, the sale/exchange of the Registered Shares, or knowingly failed to state a material fact necessary in order to make any statement made, in light of the circumstances under which it was made, not misleading.

All of the representations and warranties contained in this paragraph 6 are made as of the Effective Date, are continuing, and will be deemed to have been reiterated at and as of the date(s) when each exhibit or schedule is executed and at and as of Closing.

                     7 CONDUCT OF BUSINESS PENDING CLOSING

7.1      Negative Covenants

From and after the Effective Date through the Closing Date, and unless authorized by the Chief Executive Officer of the Buyer in writing, neither the Company nor any Selling Shareholder, shall authorize or cause:

7.1.1 Any material contract or arrangement, insurance policy or any intellectual property or goodwill of the Company, to be sold, assigned, transferred, surrendered, canceled or otherwise disposed of, or materially and adversely modified, or any account receivable or other debt or claim owed to the Company to be canceled or forgiven, other than in the ordinary course of business.

7.1.2 Any other asset of the Company, to be sold, assigned, transferred or otherwise disposed of, or materially and adversely altered, other than in the ordinary course of business. Any inventory acquired will be of a quality and quantity usable or saleable in the ordinary course of business.

7.1.3 Any moneys due or to become due on account of the operation of the Company's businesses to be used, paid, deposited or otherwise applied other than for the use and account of the Company or as authorized in writing by the Chief Executive Officer of the Buyer.

7.1.4 Any extraordinary capital expenditure to be made or incurred by the Company, or any material lease obligation to be undertaken by the Company.

7.1.5 Any loan to be made or agreed to be made by the Company, or any material indebtedness, obligation or other liability to be incurred by the Company.

7.1.6 Any damage, destruction or loss, whether or not covered by insurance, to materially and adversely affect the assets of the Company.

7.1.7 Any labor dispute to materially and adversely affect the businesses or prospects of the Company.

7.1.8 Any dispute with any significant supplier or customer to materially and adversely affect the businesses or prospects of the Company.

7.1.9 Any other change (financial or otherwise) in the condition of the Company to materially and adversely affect the businesses and prospects of the Company.

7.2      Affirmative Covenants

From and after the Effective Date through the Closing Date, the Company shall:

7.2.1 Use all reasonable efforts to preserve intact the business relationships and prospects of the Company.

7.2.2 Timely file all tax returns required to be filed in connection with the operation of the Company and pay or make adequate provision for the payment of all Taxes.

7.2.3 Make available to the Buyer, at any reasonable time following reasonable notice, access to all the books and records of the Company, and shall furnish during such period all information concerning the affairs, condition and operation of the Company as the Buyer may reasonably request.

                       8 CONDITIONS PRECEDENT TO CLOSING

8.1      Generally

The obligation to Close on the part of any party and all parties is subject to the following conditions precedent: this Agreement has not been terminated in accordance with or pursuant to paragraph 10.1.

8.2      Other Conditions Precedent to Selling Shareholders' Obligation to Close

In addition to the conditions specified in paragraph 8.1, and unless waived in writing at or as of Closing, each Selling Shareholder's obligation to Close is subject to the following conditions precedent:

8.2.1 The representations, warranties and covenants of the Buyer shall be true and correct in all material respects as of the date or dates when made and as of Closing. With respect to any representation, warranty or covenant made as of Closing, the Selling Shareholders shall be entitled to such certifications or other evidence of compliance as may be reasonably requested by their legal counsel.

8.2.2 The Buyer shall have delivered to the Selling Shareholders the stock certificates or stock powers in the in the form and manner required by paragraph 3.3, and as otherwise required to vest in the Selling Shareholders good and marketable title to the Registered Shares, free and clear of all charges, liens, encumbrances or interests in any others.

8.2.3 The Buyer shall have performed, discharged or otherwise complied with all other terms and conditions of this Agreement required to be performed, discharged or complied with by it at or before Closing.

8.3      Other Conditions Precedent to Buyer's Obligation to Close

In addition to the condition specified in paragraph 8.1, and unless waived in writing at or as of Closing, the Buyer's obligation to Close is subject to the following conditions precedent:

8.3.1 The representations, warranties and covenants of the Company and the Selling Shareholders shall be true and correct in all material respects as of the date or dates when made and as of Closing. With respect to any representation, warranty or covenant made as of Closing, the Buyer shall be entitled to such certifications or other evidence of compliance as may be reasonably requested by its legal counsel.

8.3.2 The Company and/or the Selling Shareholders shall have delivered to the Buyer all of the books and records of the Company, including, without limitation, its minute book, stock transfer records and stock ledger.

8.3.3 The Company and/or the Selling Shareholders shall have delivered to the Buyer a list of: (.1) all officers and directors of the Company; (.2) all bank accounts of the Company, and the person(s) authorized to draw on each such account; (.3) all safe deposit boxes of the Company and the person(s) entitled to have access to them; (.4) all person(s) authorized to borrow money or furnish security for the same or to transfer any securities owned by the Company; and (.5) each power of attorney granted by the Company to any person(s) for any purpose.

8.3.4 To the extent applicable, the Selling Shareholders shall have delivered to the Buyer their signed resignations as directors and officers of the Company, effective as of Closing.

8.3.5 The Selling Shareholders shall have delivered to the Buyer the stock certificates or stock powers in the form and manner required by paragraph 3.3, and as otherwise required to vest in the Buyer good and marketable title to the Acquired Shares, free and clear of all charges, liens, encumbrances or interests in any others.

8.3.6 The Company and the Selling Shareholders shall have performed, discharged or otherwise complied with all other terms and conditions of this Agreement required to be performed, discharged or complied with by either of them at or before Closing.

                                 9 THE CLOSING

9.1      Time and Place

Unless this Agreement has been earlier terminated pursuant to paragraph 10.1, the Closing of the transactions contemplated by this Agreement shall take place, if at all, at 10:00 a.m. (local time) on such date as the parties mutually agree or 29 February 2000, whichever is earlier, at the offices of legal counsel for the Buyer or such other place as they mutually agree.

9.2      Further Assurances

The parties shall cooperate with each other with respect to any action required to be taken as part of their good faith obligation to effect Closing. The Selling Shareholders, individually, or in their capacity as previous directors or officers of the Company, and the Buyer, will at any time or from time to time after Closing execute whatever minutes of meetings, documents or other instruments, or take whatever other action any party may deem necessary (and that a party may lawfully do) to carry out the intent and purposes of this Agreement.

9.3      Expenses

All fees, costs and expenses in any way connected with the making of and consummation of the transactions contemplated by this Agreement shall be borne and paid by the Selling Shareholders and the Buyer as such expenses are ordinarily and customarily allocated between "buyers" and "sellers" of shares of closely-held corporations and, in the case of each Selling Shareholder, ratably in accordance with his or her proportionate interest. Without in any way limiting the foregoing, each party shall be responsible for its own attorney's fees, costs and expenses.

                                 10 TERMINATION

10.1     Reasons for Termination

10.1.1 This Agreement may be terminated by the mutual consent of all the parties in writing.

10.1.2 Should the Buyer commit a substantial breach of this Agreement, and thereafter fail to commence proceedings in good faith to remedy the same within ten (10) days after written demand by any of the Selling Shareholders, and thereafter to proceed diligently in remedying the same, any one of the Selling Shareholders may but shall not be obligated to terminate this Agreement.

10.1.3 Should Closing not occur on before 29 February 2000, or should any of the Selling Shareholders become insolvent or bankrupt, or should either of them commit a substantial breach of this Agreement, and thereafter fail to commence proceedings in good faith to remedy the same within ten (10) days after written demand by the Buyer, and thereafter to proceed diligently in remedying the same, the Buyer may but shall not be obligated to terminate this Agreement.

10.2     Consequences of Termination

10.2.1 If this Agreement is terminated for any of the reasons specified in paragraphs 10.1.1 or 10.1.2, then such termination will be without liability to any of the parties, and all of the parties will be forever released and discharged of all their obligations and liabilities under this Agreement.

10.2.2 If this Agreement is terminated for any of the reasons specified in paragraph 10.1.3, then the Buyer shall be entitled to all rights and remedies to which it may be entitled at law or in equity, except that none of the provisions of paragraph 11 shall apply.

10.3     Survival

Anything in this paragraph 10 or any other provision of this Agreement to the contrary notwithstanding, this Agreement shall determine the resolution of all matters within its subject matter until all the unperformed obligations or un-discharged liabilities of the all the parties have been fully performed or discharged, or until all disputes arising out of, relating to or in any way connected with this Agreement have been fully settled or resolved, whichever is later. Without in any way limiting the foregoing, the representations, warranties, covenants, waivers and other agreements of the parties contained in paragraphs 5, 6, 7 and 12, and the indemnification obligations of the parties contained in paragraph 11, shall survive Closing if it occurs, and not be merged or extinguished thereby.

                               11 INDEMNIFICATION

11.1     Company's and Selling Shareholders' Obligations

The Company and the Selling Shareholders, jointly and severally, shall indemnify, defend and hold the Buyer and its Affiliates (including, if applicable, its or their officers, directors and employees) harmless from, against and with respect to any liability, obligation or claim, or any demand, action, suit, proceeding, cause of action or damage, of whatever kind or nature whatsoever, arising out of, relating to or resulting from: (.1) any claim by a third party based on any Undisclosed Company Liability; (.2) any claim by a third party based on a liability, obligation, act or omission of the Company which relates to the conduct of the Company's businesses and which arose or occurred after the Effective Date, but was not authorized in writing by the Buyer's Chief Executive Officer of the Buyer; (.3) any claim by a third party based on a liability, obligation, act or omission of the Company or any of the Selling Shareholders which does not relate to the conduct of the Company's businesses regardless when it arose or occurred; (.4) the breach of any representation, warranty or covenant of the Company or any Selling Shareholder under this Agreement; or (.5) any other breach of the duties or obligations of the Company or any Selling Shareholder under this Agreement.

11.2     Buyer's Obligation

The Buyer shall indemnify, defend and hold the Company and the Selling Shareholders harmless from, against and with respect to any liability, obligation or claim, or any demand, action, suit, proceeding, cause of action or damage, of whatever kind or nature whatsoever, arising out of, relating to or resulting from: (.1) any claim by a third party based on a liability, obligation, act or omission of the Company or any of the Selling Shareholders which relates to the conduct of the Company's businesses and which arose or occurred after the Effective Date, but was authorized in writing by the Buyer's Chief Executive Officer; (.2) the breach of any representation, warranty or covenant of the Buyer under this Agreement; or (.3) any other breach of the duties or obligations of the Buyer under this Agreement.

11.3     Additional Provisions

11.3.1 The obligations of each party under paragraphs 11.1 and 11.2, and any other indemnity provision of this Agreement shall include the obligation to reimburse the indemnified party for any cost or expense incurred in connection therewith, including bond premiums, and attorney's fees and expenses.

11.3.2 An indemnified party shall promptly notify an indemnifying party of any claim that has given or could give rise to an indemnity obligation under this Agreement. If the indemnity obligation relates to a claim asserted by a third party against an indemnified party, the indemnifying party shall have the right to defend any such claim. The indemnified party, at its sole cost and expense, may employ counsel acceptable to the indemnifying party to participate in the defense of such claim. So long as the indemnifying party is defending any such claim in good faith, the indemnified party may not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party may, but shall have no obligation to do so.

11.3.3 Subject to the other provisions of this paragraph 11, the indemnified party shall be entitled to payment from the indemnifying party immediately upon final determination of any claim for which indemnification is due, whether by settlement, judgment, arbitrator's decision or other resolution. Any payment not made by the indemnifying party to the indemnified party within ninety (90) days after such final determination shall bear interest at a rate equal to the lesser of eighteen percent (18.0%) per year or the maximum rate permitted by law.

                             12 GENERAL PROVISIONS

12.1     Assignment

This Agreement shall not be assigned by any party without the prior written consent of every other party, which consent, in consideration of the personal nature of the duties and obligations of the parties under this Agreement, and the value and nature of the "goodwill" of the ISP Business, may be withheld by any party for any reason or no reason whatsoever. Any assignment in violation of the provisions of this paragraph shall be null and void ab initio. If this Agreement is assigned in accordance with this paragraph, such assignment shall nevertheless not relieve the assigning party of any of its obligations under this Agreement. In no event shall any assignment of this Agreement be valid until the duties and obligations of the assignor shall have been assumed by the assignee. When duly assigned in accordance with the foregoing, this agreement shall be binding upon and shall inure to the benefit of any assignee, and in any case shall be binding upon and shall inure to the benefit of the parties, their heirs, personal representatives and successors.

12.2     No Filing; Confidentiality; Publicity

On account of the proprietary and otherwise confidential business nature of the Buyer's present and future business plans, and except as may be required by law or the rules of any stock exchange to which any party may be subject: (.1) this Agreement shall not be filed with any court or other governmental authority, or any other public or quasi-public entity or institution; (.2) the parties to this Agreement shall keep absolutely secret and confidential its terms and conditions, and the terms and conditions of and any other information related to any transaction contemplated by it; and (.3) no party to this Agreement shall issue or cause the publication of any press release or report or any other public announcement or dissemination of information concerning its terms and conditions, and the terms and conditions of and any other information related to any transaction contemplated by it, without the prior written consent of every other party, which consent my be withheld for any reason or no reason whatsoever.

12.3     Notices

All notices or demands permitted or required under this Agreement shall be in writing, and shall be deemed to have been duly given or made when delivered personally or dispatched by regular first class mail or recognized domestic courier, postage or fee prepaid, to the party to be charged to the attention of and at the address specified below or such other address as any party may designate from time to time by notice pursuant to this paragraph:

               If to any one or more of the Selling Shareholders:

               To his or her attention and address as specified in Exhibit A.

                           If to the Buyer:

                           Attn.:   Randy L. Phillips, President
                           OTC America, Inc.
                           600 17th Street
                           Suite 950 South
                           Denver, CO  80202-5402
                           Fax:     303.260.6486
                           E-Mail:  rlpcap@sprintmail.com


                           With a copy to:

                           Roger V. Davidson, Esq.
                           Ballard Spahr Andrews & Ingersoll, LLP
                           Seventeenth Street Plaza Building
                           Suite 2300, 1225 17th Street
                           Denver, CO  80202-5596
                           Fax:     303.296.3956
                           E-Mail:  davidson@ballardspahr.com


                           With a copy to:

                           Richard T. Bruno, Esq.
                           600 17th Street
                           Suite 950 South
                           Denver, CO  80202-5402
                           Fax:     303.260.6401
                           E-Mail:  rtbruno@rmi.net


Notice or demand by electronically transmitted communication, e.g. telegram, telex, facsimile, electronic mail, confirmed by telephone, shall be effective upon confirmation, provided that a paper copy of said notice or demand is sent by mail or courier as otherwise provided by this paragraph within twenty-four
(24) hours after its electronic transmission.

12.4     Applicable Law and Dispute Resolution

12.4.1 This Agreement shall be deemed to be a contract made under the laws of the State of Colorado, and for all purposes shall be governed by and construed in accordance with the law prevailing in that State without regard to choice/conflict of laws rules or principles.

12.4.2 Before submitting any controversy or claim to arbitration pursuant to paragraph 12.4.3, the parties shall enter into good faith, non-binding, alternative dispute resolution (ADR) in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes. A party shall initiate ADR by notice to all other parties.

12.4.3 If ADR is unsuccessful, then any controversy or claim arising out of, relating to or in any way connected with this Agreement, or the interpretation, breach, or enforcement of any provision of it, shall be submitted to arbitration in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") to the extent that such rules do not conflict with any provisions of this paragraph 12.4.

12.4.4 The arbitration shall be held at the regional office of the Association located in Denver, Colorado, U.S.A.

12.4.5 Any award, order or judgment by the arbitrator or panel of arbitrators shall be final, binding and conclusive on the parties for all purposes, and may be entered and enforced by any state or federal court having competent jurisdiction. Each party agrees to submit to the jurisdiction of any such court for the purpose of the enforcement of any such award, order or judgment.

12.4.6 In any arbitration proceeding, the arbitrator or panel of arbitrators may award reasonable attorney's fees and other arbitration-related costs to the substantially prevailing party.

12.4.7   Any arbitration proceeding shall be conducted on a confidential basis.

12.4.8 If equitable relief is sought under any provision of this Agreement, it may be sought preliminarily or pending the final determination by an arbitrator or panel of arbitrators, but only from a District Court of the State of Colorado sitting in and for the City and County of Denver, or from the United States District Court for the District of Colorado. The parties hereby consent in advance to such exclusive jurisdiction and venue in any such action or proceeding commenced in such courts.

12.5     Amendment or Modification

This Agreement may not be amended or modified other than by a writing executed by all of the parties to this Agreement with the same formalities that pertained to its original execution.

12.6     Third Party Benefits

Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any person or entity other than the parties to it any benefits, rights or remedies under, through or by reason of it or any transaction contemplated by it.

12.7     Counterparts; Delivery; Language

This Agreement may be executed in several counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement. The facsimile exchange of counterparts shall constitute "delivery" for all purposes under this Agreement.

12.8     Other Matters of Construction

Where the context so permits or requires, terms defined in the singular number shall mean the plural, the plural, the singular, and in the neuter gender, the masculine or feminine genders. If a court of competent jurisdiction shall hold any provision of this Agreement invalid, unlawful or unenforceable by reason of it being overly broad, the parties agree that a court, arbitrator or panel of arbitrators shall limit ("reform") the scope or duration of such a provision to its maximum valid, lawful and enforceable scope or duration. If a court, arbitrator or panel of arbitrators shall hold any provision in this Agreement invalid, unlawful or unenforceable for any other reason, such provision shall be severed, and the validity, lawfulness and enforceability of all remaining provisions of this Agreement shall not be affected or impaired in any way. Each party has cooperated in the drafting and preparation of this Agreement, thus it shall not be construed against any party on the basis that party was its drafter. No course of dealing between the parties nor any failure to exercise, nor any delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided by this Agreement, the rights and remedies provided by it are cumulative and are in addition to, and not exclusive of any right or remedy provided at law or in equity. The election of one or more remedies shall not constitute a waiver of the right to pursue any other remedy. The titles of the paragraphs in this Agreement are inserted only as a matter of convenience, are not part of it, and in no way define, limit or affect it or any provision of it. Each obligation binding a party that is contained in this Agreement shall be construed, absent an express contrary provision, as being independent of every other obligation, and one party's failure to comply with any such obligation shall not, absent such an express contrary provision, be deemed to excuse any other party's failure to comply with any or all of its other obligations.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       COLORADO EMS FOUNDATION


/s/ Richard T. Bruno                        /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director





 /s/ Richard T. Bruno                        /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                        /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually



                                        XTELEGENT WEB SOLUTIONS INC.
                                        f/k/a NGP HOLDINGS LTD.

/s/ Richard T. Bruno                        /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   Robert W. Dixon
                                           Its President



                                       OTC AMERICA, INC.

/s/ Richard T. Bruno                        /s/ Randy L. Phillips
---------------------------------      By: ------------------------------------
 Witness                                   Randy L. Phillips
                                           Its President

Exhibit A     Schedule of Shareholders, Acquired Shares and Registered Shares


The following is a complete list of the names and addresses of the Selling Shareholders, the number of the Acquired Shares each of them owns and is to sell and transfer to the Buyer, and the number of Registered Shares each is to receive in exchange for the Acquired Shares:




     Name, Address,             Number of        Certificate No(s). of         Number of        Certificate No(s). of
   Tel. No., Fax No.         Acquired Shares        Acquired Shares        Registered Shares      Registered Shares
      and E-Mail            ---------------        ---------------        -----------------      -----------------
       of Selling
      Shareholders


COLORADO EMS FOUNDATION          11,500                    1                    150,000                  TBD
P.O. Box 3771
Grand Junction, CO 81502
Tel.  970.241.5053
Fax  970.241.0735
E-Mail

Robert W. Dixon                   7,750                    2                    100,000                  TBD
P.O. Box 3771
Grand Junction, CO 81502
Tel.  970.241.5053
Fax  970.241.0735
E-Mail
David T. Dixon                    5,750                    3                    75,000                   TBD
4455 Cobbleskill Dr.
Colorado Springs,
CO  80920
Tel.  719.964.9001
Fax


This Schedule was executed by each Selling Shareholder and the Buyer as of the dates set forth opposite their signatures.
                                       COLORADO EMS FOUNDATION


 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director





 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                       /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually




                                       OTC AMERICA, INC.



 /s/ Richard T. Bruno                       /s/ Randy L. Phillips
 ---------------------------------      By: ------------------------------------
 Witness                                    Randy L. Phillips
                                            Its President

      Exhibit B Selling Shareholders' and Company's Additional Disclosures


                         Schedule    5.2 Capital Stock

Pursuant to a certain "Asset Purchase Agreement" among A-Z NET. COM, INC., Xiaolin Zhang and the Company, dated and effective 31 October 1999, the Company made a certain "Convertible Promissory Note" to Bernheimer & Blau, P.C., As Attorneys for Yiliang He, dated and effective 01 November 1999, and the Company issued a certain "Warrant" to the same, dated and effective the same date, copies of which were provided to the Buyer during the course of "due diligence."



                                        COLORADO EMS FOUNDATION


/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director





 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                       /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually

                                       XTELEGENT WEB SOLUTIONS INC.
                                       f/k/a NGP HOLDINGS LTD.

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   Robert W. Dixon
                                           Its President

                        Schedule 5.7 Financial Statements

No additional disclosures.

                                       COLORADO EMS FOUNDATION

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director



 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                       /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually

                                       XTELEGENT WEB SOLUTIONS INC.
                                       f/k/a NGP HOLDINGS LTD.

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   Robert W. Dixon
                                           Its President

                            Schedule 5.10 Litigation

No additional disclosures.

                                       COLORADO EMS FOUNDATION

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director



 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                       /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually

                                       XTELEGENT WEB SOLUTIONS INC.
                                       f/k/a NGP HOLDINGS LTD.

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   Robert W. Dixon
                                           Its President

                               Schedule 5.11 Taxes

No additional disclosures.


                                       COLORADO EMS FOUNDATION

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director



 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                       /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually

                                       XTELEGENT WEB SOLUTIONS INC.
                                       f/k/a NGP HOLDINGS LTD.

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   Robert W. Dixon
                                           Its President

                Schedule 5.12 Material Contracts and Arrangements

No additional disclosures.


                                       COLORADO EMS FOUNDATION

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Its Director



 /s/ Richard T. Bruno                       /s/ Robert W. Dixon
 ---------------------------------      By: ------------------------------------
 Witness                                    Robert W. Dixon
                                            Individually



/s/ Richard T. Bruno                       /s/ David T. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   David T. Dixon
                                           Individually

                                       XTELEGENT WEB SOLUTIONS INC.
                                       f/k/a NGP HOLDINGS LTD.

/s/ Richard T. Bruno                       /s/ Robert W. Dixon
---------------------------------      By: ------------------------------------
 Witness                                   Robert W. Dixon
                                           Its President

                    Exhibit C Buyer's Additional Disclosures


                           Schedule 6.2 Capital Stock

The Buyer intends to authorize and cause a "forward [stock] split" of its Common Stock subsequent to the execution of this Agreement but prior to Closing. While this split will operate to change the authorized, issued and outstanding number of shares of the Buyer's Common Stock, it will not change the number of Registered Shares each Selling Shareholder is to receive pursuant to this Agreement. The Selling Shareholders acknowledge and agree that number of Registered Shares each Selling Shareholder is to receive pursuant to this Agreement has been calculated in view of this material disclosure.

                                          OTC AMERICA, INC.



/s/ Richard T. Bruno                     By:/s/ Randy L. Phillips
-----------------------------------         ------------------------------------
Witness                                     Randy L. Phillips
                                            Its President

                        Schedule 6.5 Financial Statements

No additional disclosures.



                                          OTC AMERICA, INC.



/s/ Richard T. Bruno                     By:/s/ Randy L. Phillips
-----------------------------------         ------------------------------------
Witness                                     Randy L. Phillips
                                            Its President

                             Schedule 6.8 Litigation

No additional disclosures.

                                          OTC AMERICA, INC.



/s/ Richard T. Bruno                     By:/s/ Randy L. Phillips
-----------------------------------         ------------------------------------
Witness                                     Randy L. Phillips
                                            Its President

                               Schedule 6.9 Taxes

No additional disclosures.

                                          OTC AMERICA, INC.



/s/ Richard T. Bruno                     By:/s/ Randy L. Phillips
-----------------------------------         ------------------------------------
Witness                                     Randy L. Phillips
                                            Its President

                Schedule 6.10 Material Contracts and Arrangements

No additional disclosures.

                                          OTC AMERICA, INC.



/s/ Richard T. Bruno                     By:/s/ Randy L. Phillips
-----------------------------------         ------------------------------------
Witness                                     Randy L. Phillips
                                            Its President